Financial Instruments	9 Months Ended
Sep. 30, 2020
Disclosure Of Financial Instruments [Abstract]
Financial Instruments

27. FINANCIAL INSTRUMENTS

Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, net investment in finance leases, accounts payable and accrued liabilities, risk management assets and liabilities, private equity investments, long-term receivables, lease liabilities, contingent payment, short-term borrowings and long-term debt. Risk management assets and liabilities arise from the use of derivative financial instruments.

A) Fair Value of Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.

The fair values of long-term receivables and net investment in finance leases approximate their carrying amount due to the specific non-tradeable nature of these instruments.

Long-term debt is carried at amortized cost. The estimated fair value of long-term borrowings have been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at September 30, 2020, the carrying value of Cenovus’s long-term debt was $7,797 million and the fair value was $7,307 million (December 31, 2019 carrying value – $6,699 million, fair value – $7,610 million).

Equity investments classified at FVOCI comprise equity investments in private companies. The Company classifies certain private equity instruments at FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.

The following table provides a reconciliation of changes in the fair value of private equity investments classified at FVOCI:

Total
As at December 31, 2019	52
Change in Fair Value (1)	1
As at September 30, 2020	53
(1)	Changes in fair value are recorded in other comprehensive income (loss).

B) Fair Value of Risk Management Assets and Liabilities

The Company’s risk management assets and liabilities consist of crude oil swaps, futures and, if entered into, options, condensate futures and swaps, foreign exchange swaps, interest rate swaps and cross currency interest rate swaps. Crude oil, condensate and, if entered into, natural gas contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and the fair value of interest rate swaps are calculated using external valuation models which incorporate observable market data, including interest rate yield curves (Level 2). The fair value of cross currency interest rate swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).

Summary of Unrealized Risk Management Positions

	September 30, 2020			December 31, 2019
	Risk Management			Risk Management
As at	Asset	Liability	Net	Asset	Liability	Net
Crude Oil and Condensate	3	6	(3)	5	2	3

The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at	September 30, 2020	December 31, 2019
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(3)	3

Prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data.

The following table summarizes the changes in the fair value of Cenovus’s risk management assets and liabilities:

Total
As at December 31, 2019	3
Fair Value of Contracts Realized During the Period	226
Change in Fair Value of Contracts in Place at Beginning of Year and Contracts Entered Into During the Period	(233)
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	1
As at September 30, 2020	(3)

C) Fair Value of Contingent Payment

The contingent payment is carried at fair value on the Consolidated Balance Sheets. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model (Level 3), which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian to U.S. foreign exchange rate options and both WTI and WCS futures pricing, and discounted at a credit-adjusted risk-free rate of 3.7 percent. Fair value of the contingent payment has been calculated by Cenovus’s internal valuation team which consists of individuals who are knowledgeable and have experience in fair value techniques. As at September 30, 2020, the fair value of the contingent payment was estimated to be $46 million (December 31, 2019 – $143 million).

As at September 30, 2020, average WCS forward pricing for the remaining term of the contingent payment is $37.41 per barrel. The average implied volatility of WTI options and the Canadian to U.S. foreign exchange rate options used to value the contingent payment were 37.5 percent and 6.8 percent, respectively. Changes in the following inputs to the option pricing model, with fluctuations in all other variables held constant, could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at September 30, 2020	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per barrel	(43)	27
WTI Option Volatility	± five percent	(17)	15
Canadian to U.S. Dollar Foreign Exchange Rate Option Volatility	± five percent	7	(9)

D) Earnings Impact of (Gain) Loss From Risk Management Positions

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2020	2019	2020	2019
Realized (Gain) Loss (1)	138	(9)	226	24
Unrealized (Gain) Loss (2)	(135)	9	7	157
(Gain) Loss on Risk Management	3	-	233	181
(1)	Realized gain and loss on risk management are recorded in the reportable segment to which the derivative instrument relates.
(2)	Unrealized gain and loss on risk management are recorded in the Corporate and Eliminations segment.